UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Soliciting Material under Section 240.14a-12

BIRNER DENTAL MANAGEMENT SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

April 29, 2016

TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., to be held on Tuesday, June 7, 2016, at 10:00 a.m., Mountain Time, at the Company’s offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)	To elect two Class I directors to our Board of Directors to hold office until the 2019 annual meeting of shareholders or until such director’s successor is duly elected and qualified.
(2)	To consider and vote upon a proposal to approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers.
(3)	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.
(4)	To transact any other business that properly may come before the meeting and at any adjournments or postponements of the meeting.

Please read the enclosed Proxy Statement for the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the enclosed postage prepaid, addressed envelope as soon as possible so that your vote will be recorded. You may also vote electronically through the Internet or by telephone, as further described on the proxy card. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.

By:	/s/ Frederic W. J. Birner Name: Frederic W.J. Birner Title: Chairman of the Board and Chief Executive Officer

BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2016

TO OUR SHAREHOLDERS:

The 2016 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., a Colorado corporation (the “Company”, “we”, “us” or “our”), will be held on Tuesday, June 7, 2016, at 10:00 a.m., Mountain Time, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)	To elect two Class I directors to our Board of Directors to hold office until the 2019 annual meeting of shareholders or until such director’s successor is duly elected and qualified.
(2)	To consider and vote upon a proposal to approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers.
(3)	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.
(4)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

As fixed by our Board of Directors, only shareholders of record at the close of business on April 18, 2016 are entitled to notice of and to vote at the meeting. You may view and/or download the 2016 proxy statement and our annual report on Form 10-K at www.edocumentview.com/BDMS.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO CLASS I DIRECTOR NOMINEES AND FOR PROPOSAL NO. 2 AND PROPOSAL NO. 3.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis N. Genty

Name:  Dennis N. Genty
Title:   Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 29, 2016

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE, AS FURTHER DESCRIBED ON THE PROXY CARD. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
to be held June 7, 2016

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (the “Company”, “we”, “us” or “our”), for use at our 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) to be held at 10:00 a.m., Mountain Time, on Tuesday, June 7, 2016, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to our shareholders on or about April 29, 2016.

Our Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”), which includes audited financial statements, is being mailed to our shareholders simultaneously with this Proxy Statement. The Annual Report is not part of our proxy soliciting materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 7, 2016.

This Proxy Statement and the Annual Report are available at www.edocumentview.com/BDMS.

INFORMATION CONCERNING VOTING AND SOLICITATION

Voting

Shareholders are being asked to vote on (1) the election of two Class I directors; (2) a proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers; (3) a proposal to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2016; and (4) any other matters that may properly come before the meeting or any adjournments thereof. All voting rights are vested exclusively in the holders of our common stock. Each share of common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the meeting, present in person or by proxy, constitute a quorum. On April 18, 2016, the record date for shareholders entitled to vote at the meeting, 1,860,261 shares of common stock were issued and outstanding.

Shares that are not voted in person cannot be voted on your behalf unless a proxy is given. Subject to the limitations described below, you may vote by proxy:

(i)	by completing, signing and dating the enclosed proxy card and mailing it promptly in the enclosed, postage prepaid, addressed envelope;
(ii)	by telephone; or
(iii)	electronically through the Internet.

Voting By Proxy Card.  Each shareholder may vote by proxy by using the enclosed proxy card. When you return a proxy card properly signed and completed, the shares of common stock represented by your proxy will be voted as you specify on the proxy card. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted for election of the nominees named on the proxy as Class I directors, for Proposal No. 2 and Proposal No. 3 and, as to any other matters of business that may properly come before the meeting, in the discretion of the named proxies. If you own common stock through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity, follow the instructions provided by your nominee regarding how to instruct your nominee to vote your shares.

Voting Through the Internet Or By Telephone.  If you are a registered shareholder (that is, if you own common stock in your own name and not through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity), you may vote by proxy by using either the Internet or telephone methods of voting. Proxies submitted through the Internet or by telephone must be received by 5:00 p.m., Mountain Daylight Time, on June 6, 2016. Please see below and in the proxy card provided to you for instructions on how to access the Internet and telephone voting systems. If your shares of common stock are held in “street name” for your account, contact your broker, bank or other nominee to determine if you may vote through the Internet or by telephone.

Proxies submitted through the Internet or by telephone must be received by 5:00 p.m., Mountain Daylight Time, on June 6, 2016.

Vote by Internet

•	Go to www.investorvote.com/BDMS
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
•	Follow the instructions provided by the recorded message

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation that is received by us by 5:00 p.m., Mountain Daylight Time, on June 6, 2016, by voting in person at the meeting or by submitting at the meeting a later executed proxy.

When a quorum is present, (i) for the election of directors, the nominees having the highest number of votes cast in favor of election will be elected to the Board of Directors, and (ii) for Proposal No. 2 and Proposal No. 3, each proposal will be approved by the shareholders if the number of votes cast favoring the action exceeds the number of votes cast against the action. With respect to any other matter that may properly come before the meeting, unless a greater number of votes are required by law or by our Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the number of votes cast favoring the action exceeds the number of votes cast against the action. Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted on a completed proxy will be treated as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class I directors, Proposal No. 2 and Proposal No. 3, abstentions and broker non-votes will not be considered as votes cast. Thus, abstentions and broker non-votes will have no impact on any matter that may properly come before the meeting so long as a quorum is present.

Solicitation

We will pay the cost of soliciting proxies in the accompanying form. We have retained the services of Broadridge and Georgeson to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $9,000. Although there are no formal agreements to do so, our officers and other regular employees may solicit proxies by telephone or by personal interview for which the officers or employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

PROPOSAL NO. 1: ELECTION OF TWO CLASS I DIRECTORS

General

Our Amended and Restated Articles of Incorporation provide for the classification of our Board of Directors. The Board of Directors has set the size of the Board at five members divided into three classes, with one of the three classes standing for re-election at each annual meeting of shareholders.

Class I is made up of two directors (Paul E. Valuck, D.D.S. and Thomas D. Wolf) who are standing for re-election at this 2016 Annual Meeting.

Class II is made up of one director (Brooks G. O’Neil) whose term will expire upon the election and qualification of a director at the 2017 annual meeting of shareholders.

Class III is made up of two directors (Frederic W.J. Birner and Dennis N. Genty) whose terms will expire upon the election and qualification of directors at the 2018 annual meeting of shareholders.

At each annual meeting of shareholders, directors will be elected by our shareholders for a full term of three years to succeed the directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Class I Director Nominees

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES AS OUR CLASS I DIRECTORS.

Class of Director	Name	Age	Director Since
Class I	Paul E. Valuck, D.D.S	58	2001
Class I	Thomas D. Wolf	61	2004

Each nominee’s biography is set forth in “Directors and Executive Officers” below.

Continuing Directors

The persons named below will continue to serve on our Board of Directors until the annual meeting of shareholders in the year indicated below and/or until their successors are elected and take office. Shareholders are not voting on the election of any Class II or Class III directors this year. The following table shows the names, ages and classes of the continuing directors. Each director’s biography is set forth in “Directors and Executive Officers” below.

Class of Director	Term Expires in Year	Name	Age	Director Since
Class II	2017	Brooks G. O’Neil	59	2003
Class III	2018	Frederic W.J. Birner	58	1995
Class III	2018	Dennis N. Genty	58	1995 – 2004 2015 – present

Required Vote

Assuming a quorum is present, the nominees having the highest number of votes cast in favor of election will be elected to the Board of Directors as Class I directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominees for director named above. If, at the time of the meeting, the nominee becomes unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, in their discretion. If elected, each nominee will hold office until the 2019 annual meeting of shareholders or until a successor is elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ THE ELECTION OF THE TWO CLASS I DIRECTOR NOMINEES.

PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

In order to better align the long-term interests of our executives with our shareholders and to attract and retain highly qualified executives, our compensation programs have been designed to provide competitive levels of compensation that correlate pay with our performance, with an emphasis on recognizing individual initiative and achievements. We have based our compensation primarily on experience, expertise and performance, with a portion of potential compensation dependent upon our successful long-term performance. In 2015, our named executive officers did not receive a base salary increase, cash bonuses or equity grants.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission (“SEC”). To the extent there is a vote against our named executive officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our shareholders to vote on the following resolution at the 2016 Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure.”

Required Vote

In order to approve this proposal, the number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal. Unless instructed to the contrary, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the approval of the advisory vote on executive compensation. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2016

The Audit Committee and the Board believe that the retention of Hein & Associates LLP (“Hein”) to serve as our independent registered public accounting firm for the year ending December 31, 2016 is in the best interests of the Company and our shareholders. The Audit Committee has approved the engagement of Hein as our independent registered public accounting firm for the year ending December 31, 2016. We expect that representatives of Hein will be present at the 2016 Annual Meeting and will have the opportunity to make a statement if they so desire. These representatives will also be available to respond to appropriate questions from shareholders at the 2016 Annual Meeting.

The appointment of Hein as our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, the Audit Committee and the Board believe that obtaining shareholder ratification is a sound corporate governance practice. If our shareholders fail to vote on an advisory basis in favor of the appointment of Hein, the Audit Committee will take such actions as it deems necessary, if any, as a result of such shareholder vote.

Fees Paid to Our Independent Registered Public Accounting Firm

The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm. The fees shown below for 2015 and 2014 were approved in advance by the Audit Committee.

Audit Fees

For the year ended December 31, 2015, Hein billed us $94,400 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the year ended December 31, 2015.

For the year ended December 31, 2014, Hein billed us $91,000 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the year ended December 31, 2014.

Audit-Related Fees

For the year ended December 31, 2015, Hein billed us $11,575 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

For the year ended December 31, 2014, Hein billed us $11,150 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

Tax Fees and All Other Fees

For the years ended December 31, 2014 and 2015, Hein did not bill us for any tax fees or other professional services besides the services described above.

Required Vote

In order to approve this proposal, the number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal. Unless instructed to the contrary, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the approval of the ratification of the appointment of Hein as our independent registered public accounting firm for the year ending December 31, 2016. Abstentions will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board of Directors has determined that Thomas D. Wolf, Paul E. Valuck, D.D.S. and Brooks G. O’Neil qualify as independent directors (as defined in Nasdaq Rule 5605(a)(2)).

Nominations Process

We do not have a standing nominating committee or a nominating committee charter. Nominations for director are made by our independent directors. The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

Communications with Our Board

Because we are a small public company, our Board of Directors does not presently provide a website or a formal process for shareholders to send communications to the Board. However, shareholders wishing to contact any member (or all members) of the Board or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, c/o Dennis N. Genty, Chief Financial Officer, Secretary and Treasurer, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210. The Board believes that this approach serves the Board’s and its shareholders’ needs. There is no screening process, and all shareholder communications directed to a Board member, the Board or a committee of the Board are forwarded to the appropriate person or persons for review. Our Board of Directors intends to periodically evaluate its shareholder communication process, and may adopt additional procedures to facilitate shareholder communications with the Board of Directors as it deems necessary or appropriate.

Directors’ Meetings

The entire Board of Directors met four times during the year ended December 31, 2015. Each director attended 100% of all Board meetings and meetings of any Committee on which he served during 2015. Our policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders is to encourage our directors to attend, subject to their availability for travel at that time. Frederic W.J. Birner, Dennis N. Genty and Thomas D. Wolf attended our 2015 annual meeting of shareholders.

Audit Committee

The Audit Committee is comprised solely of independent directors, as defined by applicable Nasdaq and SEC rules and regulations. The current members of the Audit Committee are Brooks G. O’Neil, Paul E. Valuck, D.D.S. and Thomas D. Wolf (Chairman). The Board of Directors has reviewed Nasdaq Rule 5605(c) and has determined that Messrs. O’Neil, Valuck and Wolf are independent directors as defined in that rule. The Board of Directors has determined that Messrs. O’Neil and Wolf have accounting and related financial management expertise based on their years of relevant professional work experience and are qualified as audit committee financial experts within the meaning of SEC regulations. The Audit Committee met four times during the year ended December 31, 2015, and all members were present at each meeting.

The Audit Committee selects, engages, approves fees for and oversees our independent registered public accounting firm and pre-approves all services to be performed by them. Also the Audit Committee reviews and oversees our financial reporting process generally, the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements.

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix B to the proxy statement for the 2015 annual meeting of shareholders. We will provide a copy of the charter for the Audit Committee to any person, without charge, upon request by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Compensation Committee

The members of the Compensation Committee in 2015 were Brooks G. O’Neil, Paul E. Valuck, D.D.S. and Thomas D. Wolf, each of whom is an independent director as defined by applicable Nasdaq and SEC rules and regulations. The Compensation Committee did not meet in 2015.

The Compensation Committee is responsible for establishing and administering our general compensation policy and program, and for setting compensation for our executive officers. The Compensation Committee also possesses all of the powers of administration under our employee benefit plans, including our 2015 Equity Incentive Plan (“2015 Plan”). Subject to the provisions of those plans, the Compensation Committee determines the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised. The Compensation Committee determines awards granted to our executive officers and directors. The Compensation Committee has delegated to our Chief Executive Officer the authority to make grants to non-executive employees.

The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which was attached as Appendix C to the proxy statement for the 2015 annual meeting of shareholders. We will provide a copy of the charter for the Compensation Committee to any person, without charge, upon request by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein, the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees, as modified or supplemented. In addition, the Audit Committee has received from Hein the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein’s communications with the Audit Committee concerning its independence. The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss its independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

AUDIT COMMITTEE

Thomas D. Wolf (Chairman)
Brooks G. O’Neil
Paul E. Valuck, D.D.S.

Code of Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer, and the persons performing similar functions, are required to abide by our code of conduct and business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner. We intend to disclose any changes in or waivers from our code of conduct by filing a current report on Form 8-K with the SEC. A copy of the Company’s Code of Conduct is available on our website at www.perfectteeth.com/legal.

Related Party Transactions

We do not have a formal written policy regarding the review, approval or ratification of related party transactions. Under the Audit Committee charter, the Audit Committee is responsible for the review and approval of all related party transactions required to be disclosed to the public under the SEC rules. All of our employees, officers and directors are required to comply with our Code of Conduct. The Code of Conduct addresses, among other things, actions that are required when potential conflicts of interest arise, including those from related party transactions. Specifically, if an employee, officer or director believes a conflict of interest exists or may arise, he or she is required to disclose immediately the nature and extent of the conflict, or potential conflict, to his or her supervisor, who, along with appropriate officials of the Company, will evaluate the conflict and take the appropriate action, if any, to ensure that our interests are protected. Any transaction between us and another party on terms that are reasonably believed to be at least as favorable as the terms that we otherwise could have obtained from an unrelated third party shall not create a conflict of interest or cause a violation of the Code of Conduct, provided that with respect to the directors and any member of senior management, the Audit Committee was given prior notice of such transaction and approved it. The rules in the Code of Conduct regarding conflicts of interest not only apply to all employees, officers and directors, but also to immediate family members and certain business associates of our employees, officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 18, 2016 by (i) all persons known by us to be the beneficial owners of 5% or more of our common stock, (ii) each director, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. The address of each of the named executive officers and directors is our office address, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(2)
Named Executive Officers & Directors
Frederic W. J. Birner(3)	358,348	18.2%
Dennis N. Genty(4)	133,320	7.1%
Brooks G. O'Neil(5)	35,382	1.9%
Paul E. Valuck, D.D.S.(6)	57,219	3.1%
Thomas D. Wolf(7)	61,984	3.3%
5% Owners
Lee Schlessman(8)	169,629	9.1%
Mark A. Birner, D.D.S.(9)	388,956	20.9%
All executive officers and directors (five persons)(10)	646,253	32.1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 18, 2016 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Percentage of ownership for each beneficial owner is based on 1,860,261 shares of common stock outstanding at April 18, 2016 plus any options currently exercisable or exercisable within 60 days of April 18, 2016, computed separately for each beneficial owner using information provided in the following footnotes.
(3)	Includes 110,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 18, 2016.
(4)	Includes 10,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 18, 2016.
(5)	Includes 10,667 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 18, 2016.
(6)	Includes 10,667 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 18, 2016.
(7)	Includes 11,667 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 18, 2016.
(8)	The address for Mr. Schlessman is 1555 Blake Street, Suite 400, Denver, Colorado 80202. Based on communication with shareholder on April 4, 2016.
(9)	The address for Mark Birner, D.D.S. is 2325 E. 7th Avenue Parkway, Denver, Colorado 80206. Based on communication with shareholder on April 2, 2016.
(10)	Includes 153,001 shares of common stock issuable upon the exercise of options held by all executive officers and directors as a group that are currently exercisable or exercisable within 60 days of April 18, 2016.

There has been no change in our control since the beginning of our last fiscal year, and there are no arrangements known to us, including any pledge of our securities, the operation of which may at a subsequent date result in a change in our control.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of our directors and executive officers. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.

Name	Age	Position
Frederic W.J. Birner	58	Chairman of the Board, Chief Executive Officer and Director
Dennis N. Genty	58	Chief Financial Officer, Secretary, Treasurer and Director
Brooks G. O’Neil	59	Director
Paul E. Valuck, D.D.S.	58	Director
Thomas D. Wolf	61	Director

Biographies

Frederic W.J. Birner is one of our founders and has served as Chairman of the Board and Chief Executive Officer since our inception in May 1995.

Dennis N. Genty is one of our founders and has served as Secretary since May 1995 and as Chief Financial Officer, Secretary and Treasurer since September 1995. Mr. Genty was a director of the Company’s Board of Directors from the Company’s inception until 2004, when he resigned enabling the Company to be in compliance with applicable Nasdaq rules that require that a majority of the Company’s directors be independent according to specified criteria. Mr. Genty was elected to the Board of Directors in 2015.

Brooks G. O’Neil was appointed as a director in January 2003 and was first elected by our shareholders at the 2005 annual meeting of shareholders. In November 2015, Mr. O’Neil formed White Oaks Investor Relations, a firm focused on providing investor relations services to innovative healthcare companies. From October 2006 until November 2015, Mr. O’Neil was employed by Dougherty & Co., an investment banking firm, as a Senior Research Analyst covering areas of growth and change in health care.

Paul E. Valuck, D.D.S. was appointed as a director in April 2001 and was first elected by our shareholders at the 2001 annual meeting of shareholders. Dr. Valuck has been in private dental practice in Denver, Colorado since January 1998.

Thomas D. Wolf was appointed as a director in June 2004 and was first elected by our shareholders at the 2007 annual meeting of shareholders. Mr. Wolf joined Shield Security Systems, LLC, a privately held company in the security system business, in December 1998 and has served as its Chief Financial Officer since December 1998. From April 2003 until June 2012, Mr. Wolf also served as Chief Executive Officer for Shield Security Systems, LLC.

Messrs. Birner, Genty, O’Neil and Wolf bring financial and business expertise to the Board of Directors based on their years of professional work experience. Dr. Valuck brings dental industry experience to the Board of Directors.

BOARD LEADERSHIP STRUCTURE AND THE BOARD’S ROLE IN RISK OVERSIGHT

Leadership Structure

Our Company has three directors who are not employees of the Company and two directors who are employees of the Company. Frederic W.J. Birner, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our Company combined the positions of CEO and Chairman of the Board because of the size of the Company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

Risk Oversight

The Company’s Board of Directors as a whole reviews and discusses the Company’s overall risk regarding the Company’s operations and goals and how those risks are being managed. The Board of Directors meets quarterly to discuss the Company’s operations and financial standing and to hear briefings from executive management, outside counsel and auditors. The Audit Committee meets quarterly and then the independent members of the Board of Directors conduct an executive session without senior management.

Board Diversity

Although the Board of Directors does not currently have a diversity policy regarding selection of Board nominees or other formal criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. In considering nominees, the Board would consider diversity among other factors relevant to its decision.

EXECUTIVE COMPENSATION SUMMARY

Executive Compensation for Years Ended December 31, 2014 and 2015

The following table summarizes, with respect to our Chief Executive Officer and each of the other individuals for which disclosure is required (“Named Executive Officers”), information relating to the compensation earned for services rendered in all capacities during 2014 and 2015.

		Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Option Award (1)		All Other Compensation (2)	Total
Frederic W.J. Birner Chairman of the Board, Chief Executive Officer, and Director	2014	$495,833	$—	$80,931	(3)	$9,388	$586,152
	2015	$500,000	$—	$—		$10,819	$510,819
Dennis N. Genty Chief Financial Officer, Secretary, Treasurer, and Director	2014	$337,917	$—	$80,931	(3)	$9,703	$428,551
	2015	$340,000	$—	$—		$10,660	$350,660

(1)	The amounts reported in this column reflect the grant date fair value of the option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, “Stock Compensation” (FASB ASC Topic 718). The assumptions used in the calculation of these amounts are included in notes 2 and 7 to the Company’s audited financial statements for the year ended December 31, 2015 included in the Company’s Form 10-K for the year ended December 31, 2015.
(2)	All other compensation is comprised solely of payments of medical/vision/life insurance premiums for Mr. Birner and Mr. Genty.
(3)	Options to purchase 30,000 shares of our common stock were granted to each of Mr. Birner and Mr. Genty on November 12, 2014. For each of Mr. Birner and Mr. Genty, 10,000 options vested on November 12, 2015, 10,000 options will vest on November 12, 2016 and 10,000 options will vest on November 12, 2017.

Base Salary and Bonus

The Compensation Committee reviews the base salaries of the Company’s executive officers on an annual basis. The Compensation Committee also determines bonuses. Base salaries and bonuses are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular executive officer and of the Company, the executive officer’s experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company. During February 2014, the Compensation Committee met and approved an increase in base salary effective February 1, 2014 for Mr. Birner, from $450,000 to $500,000 and for Mr. Genty, from $315,000 to $340,000. Mr. Birner and Mr. Genty did not receive a base salary increase or a bonus during 2015.

Grant of Plan-Based Awards

In November 2014, the Compensation Committee granted options to purchase 30,000 shares of common stock to each of Mr. Birner and Mr. Genty. See note 3 to the Summary Compensation Table above for the terms of the option awards. The option awards were granted under our 2005 Equity Incentive Plan, as amended (the “2005 Plan”), which terminated on March 17, 2015.

Outstanding Equity Awards at December 31, 2015

The following table contains information regarding options outstanding with respect to the Named Executive Officers at December 31, 2015.

			Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh) (1)	Option Expiration Date
Frederic W.J. Birner	March 15, 2012	(2)(3)	100,000			$18.39	3/15/2019
	November 12, 2014		10,000	(4)	20,000	$15.50	11/12/2021
Dennis N. Genty	November 12, 2014		10,000	(4)	20,000	$15.50	11/12/2021

(1)	The option exercise price was based on the last reported sales price of our common stock on the grant date as reported on The Nasdaq Capital Market on March 15, 2012 of $18.39 per share and on November 12, 2014 of $15.50 per share.
(2)	Options to purchase 50,000 shares of our common stock were granted to Mr. Birner on March 15, 2012 and vested on March 15, 2012.
(3)	Options to purchase an additional 50,000 shares of our common stock were granted to Mr. Birner on March 15, 2012, subject to shareholder approval of an amendment to the 2005 Plan, which occurred on June 7, 2012, of which options to purchase 25,000 shares vested on March 15, 2014 and options to purchase 25,000 shares vested on March 15, 2015.
(4)	Options to purchase 30,000 shares of our common stock were granted to each of Mr. Birner and Mr. Genty on November 12, 2014. For each of Mr. Birner and Mr. Genty, 10,000 options vested on November 12, 2015, 10,000 options will vest on November 12, 2016 and 10,000 options will vest on November 12, 2017.

Equity Compensation Plan Information

Information related to securities issuable and available for issuance under the 2015 Plan as of December 31, 2015 is set forth in the table below. For information about the 2015 Plan, see note 7 to the Company’s audited financial statements for the year ended December 31, 2015 included in the Company’s Form 10-K for the year ended December 31, 2015. The 2005 Plan terminated on March 17, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	455,666	(1)	$16.82	189,000
Equity compensation plans not approved by security holders	—		—	—
Total	455,666		$16.82	189,000

(1)	As of December 31, 2015, there were 307,672 shares issuable under exercisable options that were granted under the 2005 Plan.

Payments upon Change in Control

As of March 31, 2016, there were 444,666 options issued and outstanding under our 2005 Plan, which terminated in March 2015. Upon a change of control of our Company, as defined in the 2005 Plan, all outstanding options issued under our 2005 Plan will automatically vest.

Under the 2015 Plan, a “change in control” is generally defined as a merger or consolidation involving us, a sale of all or substantially all of our assets, the acquisition by a person or group of more than 30% of the voting power of our stock, or certain changes in the composition of our board of directors. Under the 2015 Plan, if a change in control of our company occurs as a result of a merger or consolidation involving us and any outstanding award is not continued, assumed or replaced by the company or the surviving or successor entity in connection with the change in control, then (i) each of the participant’s outstanding options and SARs will become exercisable in full, and (ii) each of the participant’s unvested full value awards will fully vest unless and to the extent the committee that administers the 2015 Plan elects to terminate such award in exchange for a payment in an amount equal to the intrinsic value of the award (or, if there is no intrinsic value, the award may be terminated without payment). Upon the occurrence of other events involving a change in control (as defined in the 2015 Plan), all exercise dates of any outstanding award will accelerate and all outstanding awards will vest. The committee may provide for different change in control consequences in an individual award agreement.

DIRECTOR COMPENSATION

Non-Employee Director Compensation for Year Ended December 31, 2015

The following table summarizes, with respect to non-employee directors, information relating to the compensation earned for services rendered in all capacities during 2015.

	Compensation
Name of Non-Employee Director	Fees Earned or Paid in Cash	Option Awards ($)(1)	Total
Brooks G. O'Neil	$25,000	$—	$25,000
Paul E. Valuck, D.D.S.	$25,000	$—	$25,000
Thomas D. Wolf	$37,000	$—	$37,000

(1)	At December 31, 2015, the non-employee directors had the following options outstanding: Brooks G. O’Neal: 16,000, of which 10,667 were exercisable, Paul E. Valuck, D.D.S.: 16,000, of which 10,667 were exercisable, and Thomas D. Wolf: 17,000, of which 11,667 were exercisable.

Directors who are our full-time employees receive no compensation for serving as directors. For 2015, non-employee directors were paid the following fees: 1) a $5,500 per calendar quarter retainer, 2) $500 per calendar quarter Audit Committee meeting and 3) $1,500 per annual Audit Committee meeting. Mr. Wolf was paid a $3,000 per calendar quarter retainer for his services as Chairman of the Audit Committee. Such amounts were effective January 1, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of more than 10% of our outstanding shares to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of our shares. To our knowledge, and based solely on a review of the Section 16(a) reports furnished to us, all Section 16(a) reports required to be filed for 2015 were filed on a timely basis.

SHAREHOLDER PROPOSALS

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

We must receive shareholder proposals for inclusion in our proxy materials relating to the 2017 annual meeting of shareholders on or before December 30, 2016. If notice of a proposal for which a shareholder will conduct his or her own proxy solicitation is received by us after March 15, 2017, such proposal will be deemed untimely.

2015 ANNUAL REPORT ON FORM 10-K

OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2015 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS REPORT IS NOT PART OF OUR PROXY SOLICITING MATERIALS. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 1777 SOUTH HARRISON STREET, SUITE 1400, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON OUR WEBSITE AT WWW.PERFECTTEETH.COM. WE WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons named in the proxies.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Dennis N. Genty

Dennis N. Genty
Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 29, 2016

Birner Dental Management Services, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES AS OUR CLASS I DIRECTORS AND FOR PROPOSALS 2 AND 3.

Nominee: 01 - Paul E. Valuck, D.D.S. 02 - Thomas D. Wolf

☐ **Mark here to vote FOR nominees** ☐ **Mark here to WITHHOLD vote from nominees** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02CM7C

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Birner Dental Management Services, Inc.

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders To be held on June 7, 2016

The undersigned hereby appoints Frederic W.J. Birner and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Birner Dental Management Services, Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, June 7, 2016, at 10:00 a.m., Mountain Time, at the Company's offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof for the purposes specified on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS, "FOR" APPROVAL OF AN ADVISORY (NON-BINDING) RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, "FOR" RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected hereon.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.